UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     May 22, 2008

Mac-Gray Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13495	04-3361982
(Commission File Number)	(IRS Employer Identification No.)

404 Wyman Street, Suite 400
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 487-7600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2008, Mac-Gray Corporation (the “Company”) held its annual meeting of stockholders. At the meeting, the Company’s stockholders approved, among other things the amendment and restatement of the Company’s 2001 Employee Stock Purchase Plan (the “ESPP Plan”). The amended and restated ESPP Plan amends the ESPP Plan to increase the number of shares authorized for issuance under the ESPP Plan by 300,000 shares.  A copy of the amended and restated ESPP Plan is attached hereto as Exhibit 99.1.   A more extensive discussion of the terms of the amended and restated ESPP Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2008.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1                           Mac-Gray Corporation Amended and Restated 2001 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAC-GRAY CORPORATION

Date: May 28, 2008	By:	/s/ Michael J. Shea
Name: Michael J. Shea
Title: Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Mac-Gray Corporation Amended and Restated 2001 Employee Stock Purchase Plan